SUPPLEMENT TO THE

SECOND AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION

AGREEMENT

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, California 92660

February 14, 2018

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, California 92660

RE: Class I-3 Shares and Name Change for Class P Shares

Dear Sirs:

This will confirm the agreement between the undersigned (the “Trust”) and Pacific Investment Management Company LLC (the “Administrator”) as follows:

1.

The Trust is an open-end investment company organized as a Delaware statutory trust, and consisting of such investment portfolios as have been or may be established by the Trustees of the Trust from time to time (the “Funds”). A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio.

2.

The Trust and the Administrator have entered into a Second Amended and Restated Supervision and Administration Agreement (the “Agreement”) dated February 29, 2012, as amended and supplemented from time to time, pursuant to which the Trust has employed the Administrator to provide supervisory and administrative services to the Trust as set forth in that Agreement.

3.

The Trust and the Administrator hereby agree to amend the Agreement as of the date hereof to reflect the addition of Class I-3 shares and to amend Schedule A to the Agreement as of the date hereof to reflect the fee rates for Class I-3 shares. Accordingly, the current Schedule A is replaced with the new Schedule A attached hereto.

4.

This Supplement and the Agreement shall become effective with respect to the Class I-3 shares of the Fund listed on Schedule A as offering Class I-3 shares (the “I-3 Fund”) on February 14, 2018 and shall remain in effect with respect to the Class I-3 shares of the I-3 Fund, unless sooner terminated as provided herein, for a period not to exceed one year from the effective date and shall continue thereafter on an annual basis with respect to the Class I-3 shares of the I-3 Fund provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, and (b) by the vote of a majority of the Board of Trustees of the Trust who are not parties to the

Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or the Administrator, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Class I-3 shares of the I-3 Fund at any time, without the payment of any penalty: (i) by a vote of a majority of the entire Board of Trustees of the Trust or by a majority of the outstanding voting shares of the Class I-3 shares of such Fund, as applicable, on 60 days’ written notice to the Administrator; or (ii) after the initial period commencing on the effective date, by the Administrator at any time on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

5.

The Trust and the Administrator hereby agree to amend Schedule A to the Agreement as of the date hereof to change references to Class P shares to refer to Class I-2 shares, as reflected in the new Schedule A attached hereto.

If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO EQUITY SERIES

By: /s/ Henrik Larsen
Title: Vice President

ACCEPTED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By: /s/ Peter Strelow
Title: Managing Director

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Equity Series

As of February 14, 2018

Institutional and Administrative Classes - Supervisory and Administrative Fee Rates (%)

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Dividend and Income Fund	0.10	0.20	0.30
PIMCO EqS® Long/Short Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Emerging Markets Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Global ex-US Fund	0.10	0.25	0.35
PIMCO RAE Fundamental Global Fund	0.10	0.20	0.30
PIMCO RAE Fundamental International Fund	0.10	0.20	0.30
PIMCO RAE Fundamental US Fund	0.10	0.15	0.25
PIMCO RAE Fundamental US Small Fund	0.10	0.15	0.25
PIMCO REALPATH® Blend Income Fund	0.02	0.00	0.02
PIMCO REALPATH® Blend 2020 Fund	0.02	0.00	0.02
PIMCO REALPATH® Blend 2025 Fund	0.02	0.00	0.02
PIMCO REALPATH® Blend 2030 Fund	0.02	0.00	0.02
PIMCO REALPATH® Blend 2035 Fund	0.02	0.00	0.02
PIMCO REALPATH® Blend 2040 Fund	0.02	0.00	0.02
PIMCO REALPATH® Blend 2045 Fund	0.02	0.00	0.02
PIMCO REALPATH® Blend 2050 Fund	0.02	0.00	0.02
PIMCO REALPATH® Blend 2055 Fund	0.02	0.00	0.02

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Equity Series

As of February 14, 2018

Class I-2 – Supervisory and Administrative Fee Rates (%)

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Dividend and Income Fund	0.10	0.30	0.40
PIMCO EqS® Long/Short Fund	0.10	0.45	0.55
PIMCO RAE Fundamental Emerging Markets Fund	0.10	0.45	0.55
PIMCO RAE Fundamental Global ex-US Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Global Fund	0.10	0.30	0.40
PIMCO RAE Fundamental International Fund	0.10	0.30	0.40
PIMCO RAE Fundamental US Fund	0.10	0.25	0.35
PIMCO RAE Fundamental US Small Fund	0.10	0.25	0.35
PIMCO REALPATH® Blend Income Fund	0.10	0.02	0.12
PIMCO REALPATH® Blend 2020 Fund	0.10	0.02	0.12
PIMCO REALPATH® Blend 2025 Fund	0.10	0.02	0.12
PIMCO REALPATH® Blend 2030 Fund	0.10	0.02	0.12
PIMCO REALPATH® Blend 2035 Fund	0.10	0.02	0.12
PIMCO REALPATH® Blend 2040 Fund	0.10	0.02	0.12
PIMCO REALPATH® Blend 2045 Fund	0.10	0.02	0.12
PIMCO REALPATH® Blend 2050 Fund	0.10	0.02	0.12
PIMCO REALPATH® Blend 2055 Fund	0.10	0.02	0.12

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Equity Series

As of February 14, 2018

Class I-3 – Supervisory and Administrative Fee Rates (%)

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO EqS® Long/Short Fund	0.10	0.55	0.65

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Equity Series

As of February 14, 2018

Classes A and C - Supervisory and Administrative Fee Rates (%)

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Dividend and Income Fund	0.10	0.30	0.40
PIMCO EqS® Long/Short Fund	0.10	0.45	0.55
PIMCO RAE Fundamental Emerging Markets Fund	0.10	0.45	0.55
PIMCO RAE Fundamental Global ex-US Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Global Fund	0.10	0.30	0.40
PIMCO RAE Fundamental International Fund	0.10	0.30	0.40
PIMCO RAE Fundamental US Fund	0.10	0.30	0.40
PIMCO RAE Fundamental US Small Fund	0.10	0.30	0.40
PIMCO REALPATH® Blend Income Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2020 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2025 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2030 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2035 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2040 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2045 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2050 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2055 Fund	0.10	0.17	0.27

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Equity Series

As of February 14, 2018

Class D - Supervisory and Administrative Fee Rates (%)

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Dividend and Income Fund	0.10	0.30	0.40
PIMCO EqS® Long/Short Fund	0.10	0.45	0.55
PIMCO RAE Fundamental Emerging Markets Fund	0.10	0.45	0.55
PIMCO RAE Fundamental Global ex-US Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Global Fund	0.10	0.30	0.40
PIMCO RAE Fundamental International Fund	0.10	0.30	0.40
PIMCO RAE Fundamental US Fund	0.10	0.30	0.40
PIMCO RAE Fundamental US Small Fund	0.10	0.30	0.40
PIMCO REALPATH® Blend Income Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2020 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2025 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2030 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2035 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2040 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2045 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2050 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2055 Fund	0.10	0.17	0.27

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Equity Series

As of February 14, 2018

Class R - Supervisory and Administrative Fee Rates (%)

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Dividend and Income Fund	0.10	0.30	0.40
PIMCO EqS® Long/Short Fund	0.10	0.45	0.55
PIMCO RAE Fundamental Emerging Markets Fund	0.10	0.45	0.55
PIMCO RAE Fundamental Global ex-US Fund	0.10	0.35	0.45
PIMCO RAE Fundamental Global Fund	0.10	0.30	0.40
PIMCO RAE Fundamental International Fund	0.10	0.30	0.40
PIMCO RAE Fundamental US Fund	0.10	0.30	0.40
PIMCO RAE Fundamental US Small Fund	0.10	0.30	0.40
PIMCO REALPATH® Blend Income Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2020 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2025 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2030 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2035 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2040 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2045 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2050 Fund	0.10	0.17	0.27
PIMCO REALPATH® Blend 2055 Fund	0.10	0.17	0.27

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Equity Series

As of February 14, 2018

Class T - Supervisory and Administrative Fee Rates (%)

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO EqS® Long/Short Fund	0.10	0.45	0.55
PIMCO RAE Fundamental Emerging Markets Fund	0.10	0.45	0.55

1 Core Expenses includes custody, portfolio accounting and tax preparation expenses.